UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 9, 2003


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter)
  (On behalf of the Chase USA Master Trust f/k/a the Providian Master Trust)




United States                     000-22305                      22-2382028
-------------                     ---------                      ----------
(State or other            (Commission File Number)           (I.R.S. employer
Jurisdiction of                                             Identification No.)
Incorporation)

                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events

     On July 9, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") executed the First Amendment (the "First Amendment") to the Receivables Purchase Agreement, dated as of February 1, 2002, by and between Chase USA and Card Acquisition Funding LLC.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          4.1 First Amendment, dated as of July 9, 2003, to the Receivables Purchase Agreement, dated as of February 1, 2002, by and between Chase USA and Card Acquisition Funding LLC.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHASE MANHATTAN BANK USA,
                                             NATIONAL ASSOCIATION



                                             By: /s/ Patricia Garvey
                                                 -----------------------------
                                             Name:   Patricia Garvey
                                             Title:  Vice President



Date: July 24, 2003

                               INDEX TO EXHIBITS



Exhibit Number              Exhibit
--------------              -------

4.1 First Amendment, dated as of July 9, 2003, to the Receivables Purchase Agreement, dated as of February 1, 2002, by and between Chase USA and Card Acquisition Funding LLC.